UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2019

PACKAGE CORPORATION OF AMERICA

(Exact name of registrant as specified in its charter)

Delaware	1-15399	36-4277050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 North Field Court, Lake Forest, Illinois 60045

(Address of Principal Executive Offices, including Zip Code)

(847) 482-3000

(Registrants’ Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PKG	New York Stock Exchange

Item 8.01.	Other Events

On November 18, 2019, Packaging Corporation of America (the “Corporation”) entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc. and Wells Fargo Securities, LLC, as representatives of the several underwriters listed therein, for the issuance and sale of $500,000,000 in aggregate principal amount of 3.000% Senior Notes due 2029 (the “2029 Notes”) and $400,000,000 in aggregate principal amount of 4.050% Senior Notes due 2049 (the “2049 Notes,” and together with the 2029 Notes, the “Notes”). Net proceeds from the offering of the Notes, after deducting the underwriting discount and estimated offering expenses, are expected to be approximately $887.1 million, which the Corporation intends to use, together with a portion of its cash on hand, to redeem the outstanding 2.450% Senior Notes due 2020 (the “2020 Notes”) and 3.900% Senior Notes due 2022 (the “2022 Notes”). A copy of the Underwriting Agreement is filed herewith as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits

A list of exhibits filed herewith is contained on the Exhibit Index immediately preceding such exhibits and is incorporated herein by reference.

EXHIBIT INDEX

Number	Description

1.1	Underwriting Agreement, dated November 18, 2019

4.1

Officers’ Certificate, dated November 21, 2019, pursuant to Section 301 of the Indenture, dated July 21, 2003, by and between Packaging Corporation of America and U.S. Bank National Association (executed Notes filed under Exhibits 4.2 and 4.3 hereto)

4.2	3.000% Senior Notes due 2029

4.3	4.050% Senior Notes due 2049

5.1	Opinion of Mayer Brown LLP, dated November 21, 2019

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1 hereto)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA

Dated: November 21, 2019	By:	/s/ Kent A. Pflederer
	Name:	Kent A. Pflederer
	Title:	Senior Vice President, General Counsel and Secretary

[Form 8-K]